UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                   Date of Report (Date of earliest reported):

                                October 20, 2005


                         DiamondRock Hospitality Company
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          Maryland                     001-32514                 20-1180098
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                         6903 Rockledge Drive, Suite 800
                               Bethesda, MD 20817
               (Address of Principal Executive Offices) (Zip Code)


                         10400 Fernwood Road, Suite 300
                               Bethesda, MD 20817
        (Former Address of Principal Executive Offices)(Former Zip Code)


                                 (240) 744-1150
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K is furnished under Item 2.02
- "Results of Operations and Financial Condition." Such information, including the exhibits attached hereto, shall not be deemed to be "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On October 20, 2005, DiamondRock Hospitality Company (the "Company") issued a press release announcing its financial results for the third quarter ended September 9, 2005. That press release referred to certain supplemental information that is available on the Company's website. The press release and the text of the supplemental information are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

ITEM 9.01.  Financial Statements and Exhibits.

      (c) Exhibits.

See Index to Exhibits attached hereto.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DIAMONDROCK HOSPITALITY COMPANY


Date:  October 20, 2005                  By: /s/ Michael D. Schecter
                                             -----------------------------------
                                             Michael D. Schecter
                                             General Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------

99.1                  Press release dated October 20, 2005

99.2 DiamondRock Hospitality Company - Supplemental Operating and Financial Data for the quarter ended September 9, 2005